UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

__________

FORM 8-K
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CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2007

CHINA YINGXIA INTERNATIONAL, INC.
(Exact Name of Registrant as Specified in Charter)

Florida	000-30790	65-0664961
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employee Identification No.)

HARBIN YINGXIA INDUSTRIAL CO., LTD, NO.300, XIDAZHI STREET NANGANG, HARBIN HEILONGJIANG	150001
(Address of principal executive offices)	(Zip Code)

c/o American Union Securities 100 Wall Street 15th Floor New York, NY	10005
(Address of principal agent offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 232-0120

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
□ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□ Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On August 15, 2007, China Yingxia International, Inc. (the “Company”) issued a press release and hosted a conference call during which the Company’s unaudited operating results for the second quarter of 2007 and our expectation of profitability for 2007 were discussed. A copy of the press release is attached hereto as Exhibit 99.1, and a transcript of the conference call is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release dated August 15, 2007 China Yingxia International, Inc. Reports Second Quarter 2007 Financial Results

99.2	August 15, 2007 conference call transcript

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA YINGXIA INTERNATIONAL, INC.

Date: August 21, 2007	By:	/s/ Yingxia Jiao
Name: Yingxia Jiao
Title: President, Chief Executive Officer